Line  Data Field       Description of Change
Column I Historical & Historical     Added validation fields for Historical & Historical expired trades.
Column J Backload      Added validation fields for Backloaded trades.
Number 008 Underlying bond currency    Amended Valid Values on column O to remove duped currencies
Number 030 Settlement Currency (stream 1)    Amended Valid Values on column O to remove duped currencies
Number 038 Exotic - settlement currency - leg1   Amended Valid Values on column O to remove duped currencies
Number 039 Exotic - settlement currency - leg2   Amended Valid Values on column O to remove duped currencies
Number 040 Generic Product Option Strike Price Currency  Amended Valid Values on column O to remove duped currencies
Number 042 Premium currency     Amended Valid Values on column O to remove duped currencies
Number 047 Notional Currency - leg 1    Amended Valid Values on column O to remove duped currencies
Number 050 SEC Trade Party Role 1      Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 1
Number 051 SEC Trade Party Role 2      Amended Column B to indicate New Field.  Amended Column F to rename field to SEC Trade Party Role 2
Number 053 Clearer Value      Amended valid values under column O - changed "LEI of Clearing DCO" to "LEI of Clearer"
Number 054 Pricing Context      Amended description on column G.  Amended column O valid values to include "Prime Brokerage", "Allocation", "Cross Boarder", "Historic Trade", "Pricing Report Exempt Other"
Number 077 Branch ID Location Party 1    Amended Format under column N. Amended sample Column P
Number 078 Branch ID Location Party 1 (subdivision +branch) Added new row to indicate addition field for Branch ID location to support subdivision + branch.
Number 079 Branch ID Location Party 2    Amended Format under column N. Amended sample Column P
Number 080 Branch ID Location Party 2 (subdivision +branch) Added new row to indicate addition field for Branch ID location to support subdivision + branch.
Number 145 Confirmation Date and Time    Added new row for field Confirmation Date Time

Number Existing/New Category SEC rule  Public  Data Field  Description       Conditionality Historical Backload  Data Type Precision Scale Format  Valid Values   Sample     Validation Rules       Narrative
     number  Dissemination              & Historical
                      Expired
1 Existing Primary  901.c.1  Y  Product ID Prefix The prefix value for the type of Product ID provided.  R  O  R  Text  20  0   ISDA    ISDA
2 Existing Primary  901.c.1  Y  Product ID Value The ISDA Taxonomy representing the product structure.  R  O  R  Text  200  0       "InterestRate:Exotic,

InterestRate:Option:DebtOption
"
3 Existing Primary  901.c.1.i Y  Exercise style  How and when the option can be exercised (European,
            Bermudan, American)      C  O  O  Text  8  0   americanExercise,
                                 bermudaExercise,
                                 europeanExercise      americanExercise   Conditional; Required for Debt Options, N/A for Bond Forward
4 Existing Primary  901.c.1.i Y  Exotic - Underlying
         asset   The underlying asset(s), e.g. floating rate indices,upon
            which the product is priced.     O  O  O  Text  50  0   FpML structure of
                                 the underlying asset  floatingRateIndex (USD-Libor-Telerate)
5 Existing Primary  901.c.1.i Y  Option type  Whether the option is a put or call (actually a payer or
            receiver option)      C  O  O  Text  8  0   Put, Call, Payer,
                                 Receiver, Straddle  Put     Conditional; Required for Debt Options, N/A for Bond Forward
6 Existing Primary  901.c.1.i Y  Primary Asset Class Indicates asset class associated to the message.  R  R  R  Text  20  0   InterestRate   "InterestRate"
7 Existing Primary  901.c.1.i Y  Underlying bond coupon coupon rate of the bond      C  O  O  Numeric  18  10       0.055     Conditional; Optional for Debt Options, N/A for Bond Forward
8 Existing Primary  901.c.1.i Y  Underlying bond
         currency  currency of the bond      C  O  O  Text  3  0 3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional; Optional for Debt Options, N/A for Bond Forward
9 Existing Primary  901.c.1.i Y  Underlying bond ID ISIN or CUSIP of underlying bond    C  O  O  Text  50 0        BOND123     Conditional; Required for Debt Options, Optional for Bond Forward
10 Existing Primary  901.c.1.i Y  Underlying bond issuer entity that issues the bond     O  O  O  Text  50 0
11 Existing primary  901.c.1.ii Y  Effective Date - leg 1 "For Swaps, the effective date of the swap.
            For Forwards, Forward date.  Effective Date of the Contract:
            The date that the reportable swap transaction becomes
            effective or starts. The effective date shall be displayed with two digits for day, month, and year.

            First date of the term of a swap (date of beginning of swap
            accruals), prior to any adjustment for business days"  R  O  R  Date  10 0  YYYY-MM-DD     2012-12-24

            to any adjustment for business days"    R  O  R  Date  10 0  YYYY-MM-DD     2012-12-24
12 Existing primary  901.c.1.ii Y  Trade Date  The date on which the trade was executed.   R  O  R  Date  10 0  YYYY-MM-DD     2012-12-24
13 Existing Primary  901.c.1.iii Y  Bermudan exercise dates Dates on which a Bermudan-style exercise swaption can be
            exercised (unadjusted)      C  O    Date  10 0  YYYY-MM-DD     2012-12-24    Conditional; Optional for Debt Options, N/A for Bond Forward
14 Existing Primary  901.c.1.iii Y  Commencement date beginning of exercise period for american-style options  C  O  O  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional - Required if applicable for Debt Options, N/A for Bond Forward
15 Existing Secondary 901.c.1.iii N  Earliest exercise time Earliest time option can be exercised on a valid exercise date' C  O  O  Time  20 0  HH:MM:SS     11:22:45    Conditional; Optional for Debt Options, N/A for Bond Forward
16 Existing Primary  901.c.1.iii Y  Expiration Date  Last date option can be exercised    C  O  O  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional; Required for Debt Options, N/A for Bond Forward
17 Existing Secondary 901.c.1.iii N  Expiration time  Latest time option can be exercised on a valid exercise date' C  O  O  Time  20 0  HH:MM:SS     11:22:45    Conditional; Optional for Debt Options, N/A for Bond Forward
18 Existing Secondary 901.c.1.iii N  Latest exercise time Latest time option notice can be given for exercise  C  O  O  Time  20 0  HH:MM:SS     11:22:45    Conditional; Optional for Debt Options, N/A for Bond Forward
19 Existing Primary  901.c.1.iii Y  Termination Date  Last date of the term of a swap (date of end of swap accruals),
         (unadjusted) - leg 1 prior to any adjustment for business days   C  O  R  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional; N/A for Debt Options, Required for Bond Forward

20 Existing Primary  901.c.1.iii Y  Underlying bond
         maturity  maturity date of the bond     O  O  O  Date  10 0  YYYY-MM-DD     2012-12-24
21 Existing Secondary 901.c.1.iv N  leg 1 payer  Party that pays the settlement amounts of leg 1
            (a.k.a stream1 or leg 1).     C  O  R  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional; N/A for DO. Optional for BF. Must be either "party1" or "party2"
22 Existing Secondary 901.c.1.iv N  leg 2 payer  Party that pays the settlement amounts of leg 2
            (a.k.a stream2 or leg 2).     C  O  R  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional; N/A for DO. Optional for BF. Must be either "party1" or "party2"
23 Existing Primary  901.c.1.iv Y  Payment Frequency
         period - leg 1  How often leg 1 settles - period    C  O  R  Text  1 0  D, W, M, Y, T     M, Y, T     Conditional; N/A for DO. Optional for BF.
24 Existing Primary  901.c.1.iv Y  Payment Frequency
         period - leg 2  How often leg 2 settles - period    C  O  R  Text  1 0  D, W, M, Y, T     M, Y, T     Conditional; N/A for DO. Optional for BF.
25 Existing Primary  901.c.1.iv Y  Payment Frequency
         period multiplier
         - leg 1   How often leg 1 settles - number of periods   C  O  R  Numeric  3 0        3, 6     Conditional; N/A for DO. Optional for BF.
26 Existing Primary  901.c.1.iv Y  Payment Frequency
         period multiplier
         - leg 2   How often leg 2 settles - number of periods   C  O  R  Numeric  3 0        3, 6     Conditional; N/A for DO. Optional for BF.
27 Existing Secondary 901.c.1.iv N  Premium Payer  Party that pays the premium     C  O  O  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional, Debt Options: required when premium is non-zero;
                                          Must be either "party1" or "party2".  NA for Bond Forwards
28 Existing Secondary 901.c.1.iv N  Premium Receiver Party that receives the premium     C  O  O  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional, Debt Options:  required when premium is non-zero;
                                          Must be either "party1" or "party2". NA for Bond Forwards
29 Existing Primary  901.c.1.iv Y  Premium settlement
         date/Premium Payment
         Date   Unadjusted date on which the premium is paid   C  O  O  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards
30 Existing Primary  901.c.1.iv Y  Settlement Currency
         (stream 1)  The currency the stream 1 settles in    C  O  O  Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD, GBP, EUR    Conditional; Optional for Debt Options, N/A for Bond Forward
31 Existing Primary  901.c.1.iv Y  Settlement Date
         (unadjusted)  When the settlement occurs     C  O  O  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional; Optional for Debt Options, N/A for Bond Forward
32 Existing Primary  901.c.1.v Y  Nonstandard Flag "Provides an indication that the transaction has one or more additional term(s) or provision(s)
            not indicated that materially affect(s) the price
            of the reportable swap transaction.
"    R  O  O  Text  5 0    true, false   FALSE
33 Existing Primary  901.c.2  Y  Original Execution
         Timestamp  The date and time of the original execution timestamp
            of the transaction.      R  O  O  DateTime  0  YYYY-MM-DDTHH:MM:SSZ (UTC format)  2012-04-10T15:24:42Z   The date portion of the Original Execution Date must be the same as the Trade Date.
34 Existing Primary  901.c.3  Y  Exotic - price - leg1 Valuations (observed or calculated prices)   C  O  O  Text  50 0        NPV of $123,456, or premium
                                     of 123 bp of notional   Conditional; N/A for DO. Optional for BF.
35 Existing Primary  901.c.3  Y  Exotic - price - leg2 Valuations (observed or calculated prices)   C  O  O  Text  50 0        $123,456 or 123 (bp)   Conditional; N/A for DO. Optional for BF.
36 Existing Primary  901.c.3  Y  Exotic - price units
         - leg1   Valuations (observed or calculated prices) - units of price C  O  O  Text  50 0    Valid values include but are
                                 not limited to: Basis Points,
                                 Percentage, Currency Amount,
                                 Price, Spread.    Percentage    Conditional; N/A for DO. Optional for BF. . Must be "Embedded" when the price is zero.
37 Existing Primary  901.c.3  Y  Exotic - price units
         - leg2   Valuations (observed or calculated prices) - units of price C  O  O  Text  50 0        Bp of notional    Conditional; N/A for DO. Optional for BF.
38 Existing Primary  901.c.3  Y  Exotic - settlement
         currency - leg1  The currency or currencies in which the product can settle. C  O    Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional; N/A for DO. Optional for BF.
39 Existing Primary  901.c.3  Y  Exotic - settlement
         currency - leg2  The currency or currencies in which the product can settle. C  O  O  Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional; N/A for DO. Optional for BF.
40 Existing Primary  901.c.3  Y  Generic Product Option
         Strike Price Currency The currency in which the option strike price is expressed C  O  O  Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional; N/A for DO. Optional for BF.
41 Existing Primary  901.c.3  Y  Premium amount  Amount of the premium      C  O  O  Numeric  18 10        100000     Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards
42 Existing Primary  901.c.3  Y  Premium currency Currency that the premium is denominated in   C  O  O  Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards
43 Existing Primary  901.c.3  Y  Premium Type  type of premium to be paid     C  O  O  Text  8 0        Fixed, Variable,
                                     PrePaid, PostPaid   Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards
44 Existing Primary  901.c.3  Y  Strike Price  price at which option is struck; forward price for BF  C  O  O  Numeric  28 10        125000     Conditional: Required for Debt Options, Optional for Bond Forwards
45 Existing Primary  901.c.4  Y  Exotic - Notional
         amount - leg1  The notional/nominal quantity on which the cashflows
            are calculated       C  O  O  Numeric  28 10        100000     Conditional; N/A for DO. Optional for BF.
46 Existing Primary  901.c.4  Y  Exotic - Notional
         amount - leg2  The notional/nominal quantity on which the cashflows
            are calculated       C  O  O  Numeric  28 10        100000     Conditional; N/A for DO. Optional for BF.
47 Existing Primary  901.c.4  Y  Notional Currency
         - leg 1   The currency of the notional value upon which interest
            rate calculations are done.     C  O  R  Text  3 0  3-digit
                               ISO currency
                               code (ISO 4217) "AED", "AFN", "ALL", "AMD",
                                 "ANG", "AOA", "ARS", "AUD",
                                 "AWG", "AZN", "BAM", "BBD",
                                 "BDT", "BGN", "BHD", "BIF",
                                 "BMD", "BND", "BOB", "BOV",
                                 "BRL", "BSD", "BTN", "BWP",
                                 "BYR", "BZD", "CAD", "CDF",
                                 "CHE", "CHF", "CHW", "CLF",
                                 "CLP", "CNY", "COP", "COU",
                                 "CRC", "CUC", "CUP", "CVE",
                                 "CZK", "DJF", "DKK", "DOP",
                                 "DZD", "EGP", "ERN", "ETB",
                                 "EUR", "FJD", "FKP", "GBP",
                                 "GEL", "GHS", "GIP", "GMD",
                                 "GNF", "GTQ", "GYD", "HKD",
                                 "HNL", "HRK", "HTG", "HUF",
                                 "IDR", "ILS", "INR", "IQD",
                                 "IRR", "ISK", "JMD", "JOD",
                                 "JPY", "KES", "KGS", "KHR",
                                 "KMF", "KPW", "KRW", "KWD",
                                 "KYD", "KZT", "LAK", "LBP",
                                 "LKR", "LRD", "LSL", "LTL",
                                 "LVL", "LYD", "MAD", "MDL",
                                 "MGA", "MKD", "MMK", "MNT",
                                 "MOP", "MRO", "MUR", "MVR",
                                 "MWK", "MXN", "MXV", "MYR",
                                 "MZN", "NAD", "NGN", "NIO",
                                 "NOK", "NPR", "NZD", "OMR",
                                 "PAB", "PEN", "PGK", "PHP",
                                 "PKR", "PLN", "PYG", "QAR",
                                 "RON", "RSD", "RUB", "RWF",
                                 "SAR", "SBD", "SCR", "SDG",
                                 "SEK", "SGD", "SHP", "SLL",
                                 "SOS", "SRD", "SSP", "STD",
                                 "SVC", "SYP", "SZL", "THB",
                                 "TJS", "TMT", "TND", "TOP",
                                 "TRY", "TTD", "TWD", "TZS",
                                 "UAH", "UGX", "USD", "USN",
                                 "USS", "UYI", "UYU", "UZS",
                                 "VEF", "VND", "VUV", "WST",
                                 "XAF", "XAG", "XAU", "XBA",
                                 "XBB", "XBC", "XBD", "XCD",
                                 "XDR", "XFU", "XOF", "XPD",
                                 "XPF", "XPT", "XSU", "XTS",
                                 "XUA", "XXX", "YER", "ZAR",
                                 "ZMK", "ZWL",    USD     Conditional: Required for Debt Options, Optional for Bond Forwards
48 Existing Primary  901.c.4  Y  Number of Options Number of separate options (product of this
            and entitlement should be the notional)    C  O  O  Numeric  28 10        25000     Conditional; Required for Debt Options, N/A for Bond Forward
49 Existing Primary  901.c.4  Y  Option Entitlement Notional per option      C  O  O  Numeric  28 10        200     Conditional; Required for Debt Options, N/A for Bond Forward
50 New  Primary
   (Inter-dealer),
   Secondary (role)901.c.5  Y  SEC Trade Party 1 Role Indication of registration status for Party 1.   R  O  O  Text  20 0    SBSD ,MSBSP, non-SBSD/MSBSP SBSD              This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5
51 New  Primary
   (Inter-dealer),
   Secondary (role)901.c.5  Y  SEC Trade Party 2 Role Indication of registration status for Party 2.   R  O  O  Text  20 0    SBSD ,MSBSP, non-SBSD/MSBSP MSBSP              This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5
52 Existing Primary
   (Intent to
   clear);
   Secondary
   (Clearing
   agency name) 901.c.6;
     901.d.6  Y  Clearer Prefix  Prefix of Clearer      C  O  O  Text  200 0    LEI    LEI     Conditional: Required when Clearer Value field is populated with an
                                          LEI. Otherwise, Not Applicable.
53 Existing Primary
   (Intent to
   clear);
   Secondary
   (Clearing
   agency name) 901.c.6;
     901.d.6  Y  Clearer Value  Indication if the trade will be cleared, and where.   R  O  O  Text  200 0    "true","false" or LEI
                                 of clearer   FALSE
54 New  Primary  "901.c.7;

907.a.4.i.
" Y  Pricing context  Usage# 1- Real-Time Reporting: To explain whether and why the primary trade information does not provide
            all the material information necessary to identify a
            customized SBS or does not contain the data elements
            necessary to calculate the price and or whether the
            reported price may be affected by a factor which is not
            otherwise discernible to market observers.
            Usage# 2- Recordkeeping: to explain why a trade has not
            been publically reported.      O  O  O  Text  200     ClearingForcedTrade,
                                 DefaultTransaction,
                                 PackageOrBespoke,
                                 Prime Brokerage, Allocation,
                                 Cross Border, HistoricTrade
                                 and Price Reporting
                                 Exempt Other   ClearingForcedTrade
55 Existing Primary  901.c.7;
     907.a.4  Y  Compressed Trade Indication that the trade is as a result of a compression
            event        R  O  O  Text  5 0    true, false   FALSE
56 Existing Primary  901.c.7;
     907.a.4  Y  Inter-Affiliate  Indicate whether the transaction is between two affiliated
            entities.       R  O  O  Boolean  0     true, false   TRUE
57 New  Secondary 901.d.1  N  Indirect counterparty
         ID - Party 1 Prefix The Prefix for the ID in the "Indirect counterparty ID -
            Party 1 Value" field.  This field will be used to validate the value provided in "Indirect counterparty ID - Party 1
            Value"         O  O  O  Text  40     Internal, LEI   LEI
58 New  Secondary 901.d.1  N  Indirect counterparty
         ID - Party 1 Value The ID or name of the Indirect Counterparty of Trade
            Party 1 Value.  If prefix is LEI, then LEI Id required.  O  O  O  Text  200         B4TYDEB6GKMZO031MB27
59 New  Secondary 901.d.1  N  Indirect counterparty
         ID - Party 2 Prefix The Prefix for the ID in the "Indirect counterparty ID -
            Party 2 Value" field.  This field will be used to validate the value provided in "Indirect counterparty ID - Party 2
            Value"         O  O  O  Text  40     Internal, LEI   LEI
60 New  Secondary 901.d.1  N  Indirect counterparty
         ID - Party 2 Value The ID or name of the Indirect Counterparty of Trade
            Party 2 Value. If prefix is LEI, then LEI ID required  O  O  O  Text  200         7LTWFZYICNSX8D621K86
61 Existing Secondary 901.d.1  N  Name of Trade Party 1 Legal Name of Trade Party 1      C  O  O  Text  200         ABC123NAME    Conditional; Required if If Trade Party 1 Prefix is "Internal"
62 Existing Secondary 901.d.1  N  Trade Party 1 Prefix Prefix for the ID in the Trade Party 1 Value field.  This field will be used to validate the value provided in "Trade
            Party 1 Value"       R  O  R  Text  40 0    Internal, LEI   LEI     DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
63 Existing Secondary 901.d.1  N  Trade Party 1 Value The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R  O  R  Text  200 0        XYZ123     If Trade Party 1 Prefix is populated with "LEI", then the Trade Party 1 Value must be populated with a valid LEI  (digit check 20 characters).  If Trade Party 1 Prefix is populated with "Internal", then the Trade Party 1 Value (client assigned internal ID) and Trade Party 1 Name must be populated.
64 Existing Secondary 901.d.1  N  Name of Trade Party 2 Legal Name of Trade Party 2     C  O  O  Text  200         ABC123NAME    Conditional; Required if If Trade Party 2 Prefix is "Internal"
65 Existing Secondary 901.d.1  N  Trade Party 2 Prefix Prefix for the ID in the Trade Party 2 Value field.  This field will be used to validate the value provided in "Trade
            Party 2 Value"       R  O  R  Text  40 0    Internal, LEI   LEI     DDR will require in its user guide that reporting parties or any financial entity provides the
                                          LEI prefix except where SEC has provided an exemption.  In which case,  an "Internal" prefix indication is acceptable
66 Existing Secondary 901.d.1  N  Trade Party 2 Value The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R  O  R  Text  200 0        XYZ123     If Trade Party 2 Prefix is populated with "LEI", then the Trade Party 2 Value must be populated with a valid LEI  (digit check 20 characters).  If Trade Party 2 Prefix is populated with "Internal", then the Trade Party 2 Value (client assigned internal ID) and Trade Party 2 Name must be populated.
67 Existing Secondary 901.d.2  N  Broker Id Party 1
         Prefix   Prefix of the Broker for Trade Party 1 if applicable.  C  O  O  Text  200 0    LEI    LEI     Conditional: Required when Broker ID Party 1 Value" is populated. Otherwise, Not Applicable.
68 Existing Secondary 901.d.2  N  Broker Id Party 1 Value Indicates the LEI of the Broker for Trade Party 1 if
            applicable.       O  O  O  Text  200 0  LEI only
                               acceptable value    B4TYDEB6GKMZO031MB27    Must be valid LEI
69 Existing Secondary 901.d.2  N  Broker Id Party 2
         Prefix   Prefix of the Broker for Trade Party 1 if applicable.  C  O  O  Text  200 0    LEI    LEI     Conditional: Required when Broker ID Party 1 Value" is populated. Otherwise, Not Applicable.
70 Existing Secondary 901.d.2  N  Broker Id Party 2 Value Indicates the LEI of the Broker for Trade Party 1 if applicable.O  O  O  Text  200 0  LEI only
                               acceptable value    7LTWFZYICNSX8D621K86    Must be valid LEI
71 Existing Secondary 901.d.2  N  Desk Id Party 1  The client assigned identifier for the Desk ID of Trade Party 1.O  O  O  Text  40 0        A128HJ
72 Existing Secondary 901.d.2  N  Desk Id Party 2  The client assigned identifier for the Desk ID of Trade Party 2.O  O  O  Text  40 0        KIU89IKS
73 Existing Secondary 901.d.2  N  Execution Agent Party 1 Prefix Prefix of the Execution Agent for Trade Party 1 if
            applicable.       C  O  O  Text  40 0  LEI  LEI         Conditional: Required when Execution Agent ID Party 1 Value" is populated. Otherwise, Not Applicable.
74 Existing Secondary 901.d.2  N  Execution Agent Party 1 Value LEI of execution agent.     O  O  O  Text  200 0  LEI only
                               acceptable value    549300LRSNKYDM4Q4635
75 Existing Secondary 901.d.2  N  Execution Agent Party 2 Prefix Prefix of the Execution Agent for Trade Party 2 if
            applicable.       C  O  O  Text  40 0  LEI      LEI     Conditional: Required when Execution Agent ID Party 1 Value" field contains an LEI.
                                          Otherwise, Not Applicable. "LEI" only acceptable value
76 Existing Secondary 901.d.2  N  Execution Agent Party 2 Value LEI of execution agent.     O  O  O  Text  200 0  LEI only
                               acceptable value    549300LRSNKYDM4Q4635
77 New  Secondary 901.d.2  N  Branch ID Location
         Party 1   The location of the Branch for Trade Party 1   O  O  O  Text  40   2-digit ISO
                               country code
                               (ISO 3166-3)     US
78 New  Secondary 901.d.2  N  Branch ID Location
         Party 1 (Subdivision
         +Branch)   The location of the Branch for Trade Party 1   O  O  O  Text  40   2-digit ISO
                               Subdivision code
                               (ISO 3166-2) - number    NY-1     The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
79 New  Secondary 901.d.2  N  Branch ID Location
         Party 2   The location of the Branch for Trade Party 2   O  O  O  Text  40   2-digit ISO
                               country code
                               (ISO 3166-3)     US
80 New  Secondary 901.d.2  N  Branch ID Location
         Party 2 (Subdivision
         +Branch)   The location of the Branch for Trade Party 2   O  O  O  Text  40   2-digit ISO
                               Subdivision code
                               (ISO 3166-2) - number    NY-1     The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location.
81 Existing Secondary 901.d.2  N  Trader Id Party 1 ID of the Trader for Party 1     C  O  O  Text  40 0        TRADERA     Either Tader ID Party 1 or Trader ID Party 2 must be populated
82 Existing Secondary 901.d.2  N  Trader Id Party 2 ID of the Trader for Party 2     C  O  O  Text  40 0        TRADERB     Either Tader ID Party 1 or Trader ID Party 2 must be populated
83 Existing Secondary 901.d.3  N  Automatic exercise
         threshold rate  If exercise is automatic, the minimum amount the trade needs
            to be in the money for the exercise to occur.   C  O  O  Numeric  18 12        250     Conditional Debt Options: Required if applicable. NA for Bond Forwards
84 Existing Secondary 901.d.3  N  Buyer   Party receiving floating rate/Party with right to exercise
            the option       C  O  O  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional: Required for Debt Options, Optional for Bond Forwards. Must be
                                          either "party1" or "party2"
85 Existing Secondary 901.d.3  N  Seller   Party paying floating rate/Party with obligation to fulfill
            the option if exercised (the writer of the option).  C  O  O  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional: Required for Debt Options, Optional for Bond Forwards. Must be
                                          either "party1" or "party2"
86 New  Secondary 901.d.4  N  Collateral agreement
         date   The date of the collateral agreement    O  O  O  Date  10   YYYY-MM-DD     2012-12-24
87 New  Secondary 901.d.4  N  Collateral agreement
         title   The title of the collateral agreement    O  O  O  Text  200         Credit Support Annex Agreement
88 Existing Secondary 901.d.4  N  Master Agreement type Reference to the name of the relevant master agreement, if used for the reported contract (e.g. ISDA Master Agreement;
            Master Power Purchase and Sale Agreement; International ForEx
            Master Agreement; European Master Agreement or any local
            Master Agreements).      O  O  O  Text  100 0
89 Existing Secondary 901.d.4  N  Master Agreement
         version   Reference to the year of the master agreement version used
            for the reported trade, if applicable (e.g. 1992, 2002, ...). O  O  O  Text  256 0        2013
90 New  Secondary 901.d.4  N  Other agreement date The date of other agreement     O  O  O  Date  10   YYYY-MM-DD     2012-12-24
91 New  Secondary 901.d.4  N  Other agreement title The title of other agreement     O  O  O  Text  200         ACME Support Agreement
92 Existing Secondary 901.d.5  N  Bermudan exercise date
         business centers Business centers for adjusting Bermudan exercise dates  C  O  O  Text  5 0        USNY, GBLO    Conditional; N/A for Bond Forward
93 Existing Secondary 901.d.5  N  Bermudan Exercise Date
         business day convention Business day convention for adjusting Bermudan exercise  dates C  O  O  Text  15 0        MODFOLLOW    Conditional; N/A for Bond Forward
94 Existing Secondary 901.d.5  N  bond option relevant
         underlying dates
         (unadjusted)  Dates on the underlying set by the exercise of the option
            (i.e. the termination date on the swap)    C  O  O  Date  10 0  YYYY-MM-DD     2012-12-24    Conditional; N/A for Bond Forward
95 Existing Secondary 901.d.5  N  bond option relevant
         underlying dates
         business centers TBC. No Description On Template     C  O  O  Text  5 0        USNY, GBLO    Conditional; N/A for Bond Forward
96 Existing Secondary 901.d.5  N  bond option relevant
         underlying dates
         business day
         convention  TBC. No Description On Template     C  O  O  Text  15 0        MODFOLLOW    Conditional; N/A for Bond Forward
97 Existing Secondary 901.d.5  N  Commencement date
         business centers Business centers for adjusting commencement date  C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
98 Existing Secondary 901.d.5  N  Commencement date
         business day convention Business day convention for adjusting commencement  date C  O  O  Text  15 0        MODFOLLOW    Conditional; Optional for Debt Options, N/A for Bond Forward
99 Existing Secondary 901.d.5  N  Earliest exercise
         time business center Business center corresponding to earliest exercise time  C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
100 Existing Secondary 901.d.5  N  Expiration date
         business centers Business centers for adjusting expiration date   C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
101 Existing Secondary 901.d.5  N  Expiration Date
         business day convention Business day convention for adjusting expiration  date  C  O  O  Text  15 0        MODFOLLOW    Conditional; Optional for Debt Options, N/A for Bond Forward
102 Existing Secondary 901.d.5  N  Expiration time
         business center  Business center corresponding to expiration time  C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
103 Existing Secondary 901.d.5  N  Latest exercise time
         business center  Business center corresponding to latest exercise time  C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
104 Existing Secondary 901.d.5  N  Manual exercise
         - fallback exercise If the exercise is manual, will the option be exercised automatically if no notice is given and the trade is at
            least 0.1% in the money      C  O  O  Text  5 0        TRUE     Conditional - Debt Options: Required if applicable; N/A for Bond Forward
105 Existing Secondary 901.d.5  N  Manual exercise party If the exercise is manual, to which party should the notice
            be given?       C  O  O  Text  40 0        B4TYDEB6GKMZO031MB27    Conditional - Debt Options: Required if applicable; Must be either "party1" or "party2".
                                          N/A for Bond Forward.
106 Existing Secondary 901.d.5  N  Premium payment
         date business centers Business centers for adjusting premium    C  O  O  Text  5 0        USNY, GBLO    Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards
107 Existing Secondary 901.d.5  N  Premium payment
         date business day
         convention  Business day convention for adjusting premium payment date C  O  O  Text  15 0        MODFOLLOW    Conditional, Debt Options: required when premium is non-zer. O. N/A for Bond Forwards.
108 Existing Secondary 901.d.5  N  Settlement Date
         adjustment business
         centers   business centers for settlement     C  O  O  Text  5 0        USNY, GBLO    Conditional; Optional for Debt Options, N/A for Bond Forward
109 Existing Secondary 901.d.5  N  Settlement Date
         adjustment business
         day convention  business day convention for settlement    C  O  O  Text  15 0        MODFOLLOW    Conditional; Optional for Debt Options, N/A for Bond Forward
110 Existing Secondary 901.d.7  N  Clearing Exception
         Party Prefix  Prefix for the Clearing Exception Party Value   C  O  O  Text  20 0    Internal,LEI   549300LRSNKYDM4Q4635   Conditional; Required if Clearing Exception Type = "Enduserexemption"
111 Existing Secondary 901.d.7  N  Clearing Exception
         Party Value  LEI of the Clearing Exception Party for end-user clearing
            exceptions. Entered if clearing exception has been invoked. C  O  O  Text  200 0        549300LRSNKYDM4Q4635   Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed.
112 New  Secondary 901.d.7  N  Clearing Exception Type Indicates the type of clearing exception invoked on the
            transaction.        O  O  O  Text  40   Enduserexemption, Affiliateexemption Enduserexemption
113 Existing Secondary 901.d.8  N  bond option relevant
         underlying dates
         (relative - offset)
         - period  Specifies the period type of the offset before or after the
            reference date that the option will settle   C  O  O  Text  1 0        D     Conditional: N/A for Bond forwards
114 Existing Secondary 901.d.8  N  bond option relevant
         underlying dates
         (relative - offset)
         - period multiplier Specifies the number of periods before or after the  reference
            date that the option will settle    C  O  O  Numeric  3 0        -2     Conditional: N/A for Bond forwards
115 Existing Secondary 901.d.8  N  Settlement Type  How the option is settled (cash or physical)   O  O  O  Text  8 0    "CSV Submissions
                                 - Debt Option and Exotic
                                 - Cash, Physical, Election

FpML Submissions - For Debt
                                 Option and Exotic: valid
                                 values are Cash, Physical,
                                 Election in SettlementType
                                 element                 " Cash
116 Existing Secondary 901.d.9  N  Execution Venue  The exchange or execution facility on which the trade was
            executed.       O  O  O  Text  200 0  LEI only
                               acceptable value    549300LRSNKYDM4Q4635
117 Existing Secondary 901.d.9  N  Execution Venue Prefix The prefix for the Execution Venue    O  O  O  Text  20 0    LEI    LEI
118 Existing secondary 901.e.1.i N  Event ID party 1 A value provided by the user representing the lifecycle
            event for party 1.      C  O  O  Text  100 0        EVNTID1     This field is required when "Transaction Type" contains PartialTermination, Increase,
                                          Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages.
                                          Required for Snapshot.
119 Existing secondary 901.e.1.i N  Event ID Party 2 A value provided by the user representing the lifecycle
            event for party 2.      C  O  O  Text  100 0        EVNTID1     This field is required when "Transaction Type" contains PartialTermination, Increase,
                                          Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages.
                                          Required for Snapshot.
120 Existing Lifecycle 901.e.1.i N  Event Processing ID Indicates when the trade is part of a multi-transaction event
            (e.g. credit event, compression).      O  O  O  Text  100 0        CREDITEVENT1
121 Existing Lifecycle 901.e.1.i N  Execution Timestamp The date and time of execution of the post trade transaction.  C  O  O  DateTime 20 0  YYYY-MM-DDTHH:MM:SSZ (UTC format)  2012-04-10T15:24:42Z   Required for any post trade event
122 Existing Lifecycle 901.e.1.i N  Lifecycle Event  Describes the event type of the record being submitted.  C  O  O  Text  50 0             Required for any post trade events submitted on Snapshot messages.
123 Existing Lifecycle 901.e.1.i N  Prior UTI  Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression
            or clearing.        O  O  O  Text  200 0        ANC03032814582568647972480698046
124 Existing Lifecycle 901.e.1.i N  Remaining Party (RP)
         Prefix   Prefix for the value provided in the "Remaining Party (RP)
            Value" field       C  O  O  Text  40 0    Internal, LEI   LEI     Conditional; Required when Remaining Party (RP) Value is populated
125 Existing Lifecycle 901.e.1.i N  Remaining Party (RP)
         Value   ID of Remaining Party on a Novation    O  O  O  Text  200 0        B4TYDEB6GKMZO031MB27    Conditional; Required when Transaction Type is Novation-Trade or Novation.
                                          Remaining Party must match either Trade Party 1 or Trade Party 2
126 Existing GTR  901.e.1.i N  Transaction Type "The Type of Transaction being submitted, whether for a new submission or post trade event.
"    R  R  R  Text  20 0    Trade, Historical Expired,
                                 Historical, Backload,
                                 Novation-trade, Exit,
                                 Novation, Termination,
                                 Partial Termination,
                                 Amendment, Increase, Exercise Trade
127 Existing Lifecycle 901.e.1.i N  Transferee (EE) Prefix Prefix for the value provided in the "Transferee (EE) Value"
            field         C  O  O  Text  40 0  Internal, LEI     LEI     Conditional; Required when Transferee (EE) Value is populated
128 Existing Lifecycle 901.e.1.i N  Transferee (EE) Value LEI of Step In Party on a Novation    C  O  O  Text  200 0        E57ODZWZ7FF32TWEFA76    Conditional; Required when Transaction Type is Novation-Trade. Transferee must match either Trade Party 1 or Trade Party 2
129 Existing Lifecycle 901.e.1.i N  Transferor (OR) Prefix Prefix for the value provided in the "Transferor (OR) Value"
            field         C  O  O  Text  40 0  Internal, LEI     LEI     Conditional; Required when Transferor (OR) Value is populated
130 Existing Lifecycle 901.e.1.i N  Transferor (OR) Value LEI of Step Out Party on a Novation    C  O    Text  200 0        E57ODZWZ7FF32TWEFA76    Conditional; Required when Transaction Type is Novation. Transferor must match either Trade Party 1 or Trade Party 2
131 Existing Secondary 901.g;
     901.d.10;
     901.e.2  N  UTI   Unique transaction Identifier assigned to a swap.  R  R  R  Text  200 0        ANC03032814582568647972480698046
132 Existing GTR  902.c.7  N  Allocation Indicator An indication that the swap is a post-allocation or a
            pre-allocation swap      O  O  O  Text  20 0  Pre-Allocation, Post Allocation   Pre-Allocation
133 Existing GTR  13n-5(b)(1)(iii)N  Confirmation Type Indicates if the PET or Confirmation submission is a paper document or an electronic document.  "Not Confirmed" indicates a transaction that will not have a confirmation (i.e. internal
            trade).        R  O  O  Text  20 0  ,Exectronic, Non-Electronic, NotConfirmed Electronic
134 Existing GTR  13n-5(b)(1)(iii)N  Data Submitter Prefix Prefix for the value provided in the "Data Submitter value". R  R  R  Text  40 0        LEI
135 Existing GTR  13n-5(b)(1)(iii)N  Data Submitter Value The LEI for the Submitter.     R  R  R  Text  200 0        B4TYDEB6GKMZO031MB27
136 Existing GTR  DDR required Y  Action   This is a DTCC control field, which describes the action to
            be applied to the trade message.    R  R  R  Text  20 0    New, Modify, Cancel  New
137 Existing GTR  DDR required N  As of Date Time  This is the timestamp that the user is providing for the lifecycle event or new transaction.Denotes the business date
            and time of the snapshot     C  O  R  Text  20 0 YYYY-MM-DDTHH:MM:SSZ (UTC format)   2012-03-28T12:25:00Z This field is required only for SNAPSHOT messages     This field is used by the SBSDR for sequencing to build the current state of the transaction record.
138 Existing GTR  DDR required N  Data Submitter
         Message Id  This field allows a client to submit their own message ID for
            internal purposes.      O  O  O  Text  50 0        123456ABC65A
139 Existing GTR  DDR required N  Message Type  This field will describe the type of TR message being
            submitted (Confirmation, PET, Realtime, Snapshot etc.).  R  R  R  Text  20 0    RT, PET, Confirm, Snapshot,
                                 PET-Confirm, Verification Confirm
140 Existing GTR  DDR required N  Party 1 Reporting
         Obligation  This field identifies the regulator the submitter has
            requested the message be sent to.    C  R  R  Text  50 0    "SEC, SEC*

"   SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated    "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: "the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
141 Existing GTR  DDR required N  Party 2 Reporting
         Obligation  This field identifies the regulator the submitter has
            requested the message be sent to.    C  R  R  Text  50 0    "SEC, SEC*

"   SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated    "SEC*"  is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: "the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps."
142 Existing GTR  DDR required N  sendTo   Used for routing messages to DTCC's GTR data centers.  O  O  O  Text  40 0    DTCCGTR, DTCCUS, DTCCEU,
                                 DTCCSG DTCCUS
143 Existing GTR  DDR required N  Submitted For Prefix The Prefix for the Submitted for Value    R  O  O  Text  40 0        LEI Conditional, required if the Submitted for value is not "both"
144 Existing GTR  DDR required N  Submitted For Value The ID of the party the transaction is submitted for.   R  O  O  Text  200 0    Internal, LEI   7LTWFZYICNSX8D621K86
145 Existing GTR  13n-5(b)(1)(iii)N  Confirmation Date Time Denotes the business date and time of the confirm  O  O  O  Text  20  YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z